UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 19, 2005
LANCE, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	0-398	56-0292920

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8600 South Boulevard, P.O. Box 32368, Charlotte, NC	28232

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 554-1421
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On December 19, 2005, the Board of Directors of Lance, Inc. (the “Company”) appointed Blake W. Thompson as the Company’s Vice President-Supply Chain. In connection with his appointment as Vice President-Supply Chain, Mr. Thompson accepted an offer letter from the Company, effective as of December 19, 2005 (the “Offer Letter”), and entered into a Compensation and Benefits Assurance Agreement, dated December 19, 2005 (the “Benefits Assurance Agreement”), and an Executive Severance Agreement, dated December 19, 2005 (the “Severance Agreement”).
     The Offer Letter provides that Mr. Thompson will receive an initial base salary of $250,000, participation in the Company’s annual and long-term incentive plans, a $15,000 signing bonus, and 15,000 shares of restricted common stock and stock options with respect to 15,000 shares of common stock under the Company’s 2003 Key Employee Stock Plan.
     Under the Benefits Assurance Agreement, Mr. Thompson will receive certain benefits if one of the following events occurs within three years of a Change in Control (as defined in the Benefits Assurance Agreement): involuntary termination without Cause (as defined); voluntary termination for Good Reason (as defined); voluntary termination for any reason during the thirteenth month after the Change in Control; or a breach of the Benefits Assurance Agreement by the Company or a successor to the Company. In such event, Mr. Thompson would receive (i) a lump-sum amount including (a) his accrued base salary and benefits as of the date of termination, (b) an amount equal to three times his base salary plus three times the greater of his prior year actual bonus or current year target bonus and (c) an accrued bonus payment based on the greater of his prior year actual bonus or current year target bonus; (ii) an amount equal to the amounts paid under clause (i) above multiplied by the highest percentage of Mr. Thompson’s compensation contributed to his profit sharing account during the three years prior to termination; (iii) up to 36 months of health insurance coverage; (iv) outplacement services; and (v) an amount equal to any Federal excise taxes payable by Mr. Thompson.
     Under the Severance Agreement, in the event of Mr. Thompson’s involuntary termination without Cause (as defined in the Severance Agreement) and prior to a Change in Control, Mr. Thompson will receive his accrued base salary and benefits as of the date of termination, an amount equal to his base salary plus his current year target bonus, and an accrued bonus payment based on the greater of his prior year actual bonus or current year target bonus.
     The foregoing summaries of the material terms of Mr. Thompson’s agreements are qualified in their entirety by reference to the Offer Letter which is attached hereto as Exhibit 10.1, the Form of the Benefits Assurance Agreement which is attached hereto as Exhibit 10.2 and the Form of the Severance Agreement which is attached hereto as Exhibit 10.3, each of which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
10.1	Offer Letter, effective as of December 19, 2005, between the Company and Blake W. Thompson

10.2
Form of Compensation and Benefits Assurance Agreement between the Company and each of Earl D. Leake, L. R. Gragnani, H. Dean Fields, Frank I. Lewis and Blake W. Thompson, incorporated herein by reference to Exhibit 10.14 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 1997.

10.3
Form of Executive Severance Agreement between the Company and each of Frank I. Lewis, L.R. Gragnani, H. Dean Fields, David R. Perzinski, Blake W. Thompson and Margaret E. Wicklund, incorporated herein by reference to Exhibit 10.17 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 1997.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCE, INC.
Date: December 22, 2005	By:	/s/ David V. Singer
David V. Singer
President and Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
December 19, 2005	0-398
LANCE, INC.
EXHIBIT INDEX

Exhibit
Number	Description
10.1	Offer Letter, effective as of December 19, 2005, between the Company and Blake W. Thompson

10.2
Form of Compensation and Benefits Assurance Agreement between the Company and each of Earl D. Leake, L. R. Gragnani, H. Dean Fields, Frank I. Lewis and Blake W. Thompson, incorporated herein by reference to Exhibit 10.14 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 1997.

10.3
Form of Executive Severance Agreement between the Company and each of Frank I. Lewis, L.R. Gragnani, H. Dean Fields, David R. Perzinski, Blake W. Thompson and Margaret E. Wicklund, incorporated herein by reference to Exhibit 10.17 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 1997.